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Agreement / List of services

Between

(1)

Tara Minerals Corp.

2162 Acorn Court, Wheaton, IL 60189, United States of America

and

(2)

Roadshows Intl. Inc., Suite 1501, 15th Floor, Al Musalla Tower, Khalid Bin Al Waleed Road, Dubai, U.A.E.

Following the services as agreed:

Two months full German and Swiss investor awareness package:

•

3-4 days institutional road show with ca.15-20 one-to-one meetings with different precious metals / mining focused German and Swiss small- and midcap fund managers, high-networth-individuals, private investors as well as the editors in charge of the leading German weekly financial magazines (e.g. Focus Money, Euro on Sunday, etc.);

•

comprehensive and very professional German newsletter coverage over the period of two months;

•

preparation of a professional, several pages German analyst report (for our road show contacts as well as retail sending-outs);

•

 two further follow-up reports, after news etc.;

•

translation of news-releases into German for further dissemination;

•

booking of three big external email investor databases reaching more than 400,000 sophisticated investors all over Germany, Austria and Switzerland; and

•

booking of IRW-press dissemination, which is a very effective service as the German company write-up on Tara Minerals / Tara Gold will be implemented on most major German online stock-portals and filed for years (you will get detailed a list of 20-30 different web-links to all these major portals where you can find Tara Gold / Tara Minerals)

Roadshows Intl. Inc. will comply with all laws, rules and regulations in providing services pursuant to this Agreement.

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________________________________________________________________________________________

Roadshows International Inc., Suite 1501, 15th Floor, Al Musalla Tower, Khalid Bin Al Waleed Road,
P.O. Box 62201, Dubai, U.A.E., www.rs-europe.com

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Arranged rough timeline:

Start of the electronic campaign:  week Jan. 11-15

Start of road show:  Monday, Jan. 18 ZURICH, Tuesday, Jan. 19 ZURICH / MUNICH, Wednesday, Jan. 20 MUNICH / FRANKFURT, Thursday, Jan. 21 FRANKFURT;

compensation as arranged:

Cash: 22,500 Euros

Options: in total 120,000 options on the common shares of Tara Minerals Corp. (TARM), exercisable at $1.40 USD per share anytime up until January 15, 2011 and at 2.00 USD anytime during the second year, expiring on Jan. 15, 2012.

I am aware that the Securities that will be issued, if the options are exercised, have not been registered under the Securities Act of 1933, as amended, but rather are being offered in reliance upon an exemption from the registration requirements of that Act.

The options should be granted in the following names and numbers:

•

80,000 options in the name of Stefan Huber;

•

20,000 options in the name of Marcus Moser;

•

20,000 options in the name of Jens Brunke

The cash-charge of 22,500 Euro is payable on sight to the following company account:

Account Name:

Roadshows International Inc.

Beneficiary address:

Suite 1501, 15th Floor, Al Musalla Tower, Khalid Bin Al Waleed Road, P.O. Box 62201, Dubai, U.A.E

Account number:

1292700
SWIFT / BIC:

BARCAEADXXX

Bank :

Barclays Bank PLC, Dubai, U.A.E.

Bank address:

1st Floor, Building 4, Emaar Business Park

Sheik Zayed Road (Intercharge 5)

P.O. Box 1891, Dubai, U.A.E.

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Roadshows International Inc., Suite 1501, 15th Floor, Al Musalla Tower, Khalid Bin Al Waleed Road,
P.O. Box 62201, Dubai, U.A.E., www.rs-europe.com

___________________________________________________________________________

Thank you and Kind Regards,

_____________________

/s/ Francis R. Biscan Jr.

Stefan Huber

Francis R. Biscan Jr.

Roadshows Intl. Inc.

President, CEO and Director,

Tara Minerals Corp.

Please return scanned to stefan.huber@trion-finance.com

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__________________________________________________________________________________________

Roadshows International Inc., Suite 1501, 15th Floor, Al Musalla Tower, Khalid Bin Al Waleed Road,
P.O. Box 62201, Dubai, U.A.E., www.rs-europe.com